Exhibit 24-1

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, R.D. Kump, and R.E. Rude, and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Management Corporation Tax Deferred Savings Plan and the interests of the participants in the Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

          IN WITNESS WHEREOF, the undersigned has set his or her hand this 9th day of December, 2004.

    /s/ Wesley W. von Schack
         Wesley W. von Schack

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, R.D. Kump, and R.E Rude, and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Management Corporation Tax Deferred Savings Plan and the interests of the participants in the Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

          IN WITNESS WHEREOF, the undersigned has set his or her hand this 9th day of December, 2004.

    /s/ Richard Aurelio
         Richard Aurelio

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, R.D. Kump, and R.E.Rude, and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Management Corporation Tax Deferred Savings Plan and the interests of the participants in the Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

          IN WITNESS WHEREOF, the undersigned has set his or her hand this 9th day of December, 2004.

    /s/ James A. Carrigg
         James A. Carrigg

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, R.D. Kump, and R.E. Rude, and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Management Corporation Tax Deferred Savings Plan and the interests of the participants in the Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

          IN WITNESS WHEREOF, the undersigned has set his or her hand this 9th day of December, 2004.

    /s/ Joseph J. Castiglia
         Joseph J. Castiglia

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, R.D. Kump, and R.E. Rude, and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Management Corporation Tax Deferred Savings Plan and the interests of the participants in the Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

          IN WITNESS WHEREOF, the undersigned has set his or her hand this 9th day of December, 2004.

    /s/ Lois B. DeFleur
         Lois B. DeFleur

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, R.D. Kump, and R.E. Rude, and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Management Corporation Tax Deferred Savings Plan and the interests of the participants in the Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

          IN WITNESS WHEREOF, the undersigned has set his or her hand this 9th day of December, 2004.

    /s/ G. Jean Howard
         G. Jean Howard

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, R.D. Kump, and R.E. Rude, and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Management Corporation Tax Deferred Savings Plan and the interests of the participants in the Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

          IN WITNESS WHEREOF, the undersigned has set his or her hand this 9th day of December, 2004.

    /s/ David M. Jagger
         David M. Jagger

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, R.D. Kump, and R.E. Rude, and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Management Corporation Tax Deferred Savings Plan and the interests of the participants in the Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

          IN WITNESS WHEREOF, the undersigned has set his or her hand this 9th day of December, 2004.

    /s/ Kenneth M. Jasinski
         Kenneth M. Jasinski

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, R.D. Kump, and R.E. Rude, and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Management Corporation Tax Deferred Savings Plan and the interests of the participants in the Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

          IN WITNESS WHEREOF, the undersigned has set his or her hand this 9th day of December, 2004.

    /s/ John M. Keeler
         John M. Keeler

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, R.D. Kump, and R.E. Rude, and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Management Corporation Tax Deferred Savings Plan and the interests of the participants in the Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

          IN WITNESS WHEREOF, the undersigned has set his or her hand this 9th day of December, 2004.

    /s/ Ben E. Lynch
         Ben E. Lynch

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, R.D. Kump, and R.E. Rude, and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Management Corporation Tax Deferred Savings Plan and the interests of the participants in the Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

          IN WITNESS WHEREOF, the undersigned has set his or her hand this 9th day of December, 2004.

    /s/ Peter J. Moynihan
         Peter J. Moynihan

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, R.D. Kump, and R.E. Rude, and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Management Corporation Tax Deferred Savings Plan and the interests of the participants in the Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

          IN WITNESS WHEREOF, the undersigned has set his or her hand this 9th day of December, 2004.

    /s/ Walter G. Rich
         Walter G. Rich

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, R.D. Kump, and R.E. Rude, and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the proposed offering of 500,000 shares of the Corporation's Common Stock ($.01 Par Value) through the Energy East Management Corporation Tax Deferred Savings Plan and the interests of the participants in the Plan, any and all amendments to such Registration Statement, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

          IN WITNESS WHEREOF, the undersigned has set his or her hand this 9th day of December, 2004.

    /s/ Robert E. Rude
         Robert E. Rude